UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2016

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Liberty Avenue
Union, New Jersey 07083
(Address of principal executive offices)   (Zip Code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Bed Bath & Beyond Inc. (“the Company”) held on July 1, 2016, the following items were voted upon: (1) the election of ten directors of the Company for terms expiring in 2017; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending February 25, 2017; (3) a proposal to consider the approval, by non-binding vote, of the 2015 compensation paid to the Company’s named executive officers; (4) a shareholder proposal regarding proxy access bylaws; (5) a shareholder proposal regarding an equity retention policy for senior executives; and (6) a shareholder proposal regarding shareholder approval of certain future severance agreements. The voting results with respect to each of the matters described were as follows:

1.           The ten directors were elected based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Warren Eisenberg	121,659,824	2,258,770	103,022	11,011,536
Leonard Feinstein	121,656,175	2,259,824	105,617	11,011,536
Steven H. Temares	122,543,867	1,373,149	104,600	11,011,536
Dean S. Adler	79,394,372	44,527,070	100,174	11,011,536
Stanley F. Barshay	79,964,245	43,946,358	111,013	11,011,536
Geraldine T. Elliott	123,235,840	618,212	167,564	11,011,536
Klaus Eppler	118,007,308	5,912,919	101,389	11,011,536
Patrick R. Gaston	122,849,689	1,002,354	169,573	11,011,536
Jordan Heller	121,638,774	2,281,171	101,671	11,011,536
Victoria A. Morrison	79,928,298	43,995,909	97,409	11,011,536

2.	The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending February 25, 2017 was ratified based upon the following votes:

For	Against	Abstain
134,029,739	844,020	159,393

3.	The proposal to consider the approval, by non-binding vote, of the 2015 compensation paid to the Company’s named executive officers was not approved, by the following votes:

For	Against	Abstain	Broker Non-Votes
28,035,787	95,770,691	215,138	11,011,536

4.	The shareholder proposal to adopt a proxy access bylaw was approved, by the following votes:

For	Against	Abstain	Broker Non-Votes
76,241,788	47,489,909	289,919	11,011,536

5.	The shareholder proposal to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until reaching normal retirement age or terminating employment with the Company was not approved, by the following votes:

For	Against	Abstain	Broker Non-Votes
27,643,614	96,052,380	325,622	11,011,536

6.	The shareholder proposal to seek shareholder approval of future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executives’ base salary plus bonus was approved, by the following votes:

For	Against	Abstain	Broker Non-Votes
74,080,400	49,657,514	283,702	11,011,536

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: July 1, 2016	By:	/s/ Susan E. Lattmann
Susan E. Lattmann Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)